Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ANCHOR BANCORP
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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September 11, 2015

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Anchor Bancorp to be held at the Lacey Community Center, located at 6729 Pacific Avenue SE, Lacey, Washington, on Wednesday, October 21, 2015 at 10:00 a.m., local time.

The notice of annual meeting of shareholders and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of Anchor Bancorp, as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/Jerald L. Shaw

Jerald L. Shaw
President and Chief Executive Officer

ANCHOR BANCORP
601 WOODLAND SQUARE LOOP SE
LACEY, WASHINGTON 98503
(360) 491-2250

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 21, 2015

Notice is hereby given that the annual meeting of shareholders of Anchor Bancorp will be held at the Lacey Community Center, located at 6729 Pacific Avenue SE, Lacey, Washington, on Wednesday, October 21, 2015, at 10:00 a.m., local time, for the following purposes:

Proposal 1.	Election of three directors of Anchor Bancorp.

Proposal 2.	An advisory (non-binding) vote to approve our executive compensation as disclosed in this proxy statement.

Proposal 3.	Approval of the Anchor Bancorp 2015 Equity Incentive Plan.

Proposal 4.	Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending June 30, 2016.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on September 2, 2015 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/JANICE SEPULVEDA

JANICE SEPULVEDA
CORPORATE SECRETARY

Lacey, Washington
September 11, 2015

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
ANCHOR BANCORP
601 WOODLAND SQUARE LOOP SE
LACEY, WASHINGTON 98503
(360) 491-2250

ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 21, 2015

The Board of Directors of Anchor Bancorp is using this proxy statement to solicit proxies from our shareholders for use at our annual meeting of shareholders.  We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about September 11, 2015.

The information provided in this proxy statement relates to Anchor Bancorp and its wholly-owned subsidiary, Anchor Bank.  References to “we,” “us” and “our” refer to Anchor Bancorp and, as the context requires, Anchor Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Wednesday, October 21, 2015
Time:	10:00 a.m., local time
Place:	Lacey Community Center, 6729 Pacific Avenue SE, Lacey, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of three directors of Anchor Bancorp.

Proposal 2.	An advisory (non-binding) vote to approve our executive compensation as disclosed in this proxy statement.

Proposal 3.	Approval of the Anchor Bancorp 2015 Equity Incentive Plan.

Proposal 4.	Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending June 30, 2016.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on October 21, 2015

Our proxy statement and 2015 Annual Report to Shareholders are available at http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4220185&GKP=1073745745.  The following materials are available for review:

•	Proxy statement;
•	Proxy card; and
•	2015 Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.ci.lacey.wa.us/city-government/city-departments/parks-and-recreation/parks-and-facilities/community-buildings/lacey-community-center/community-center-getting-there.

Who is Entitled to Vote?

We have fixed the close of business on September 2, 2015 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Anchor Bancorp’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Anchor Bancorp common stock you own, unless you own more than 10% of Anchor Bancorp’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of Anchor Bancorp’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit unless our Board of Directors has granted permission in advance.  On September 2, 2015, there were 2,550,000 shares of Anchor Bancorp common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  This answer provides voting instructions for shareholders of record.  You are a shareholder of record if your shares of Anchor Bancorp common stock are held in your name.  If you are a beneficial owner of Anchor Bancorp common stock held by a broker, bank or other nominee, please see the instructions below, under “What if My Shares Are Held in Street Name?”

Shares of Anchor Bancorp common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of Anchor Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our director nominees, “FOR” advisory approval of the compensation of our named executive officers as disclosed in this proxy statement, “FOR” approval of the 2015 Equity Incentive Plan and “FOR” the ratification of the appointment of Moss Adams LLP as our independent auditor.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form that accompanies this proxy statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted are treated as “broker non-votes.”  The proposal to ratify the appointment of our independent auditor described in this proxy statement is considered a discretionary item under the rules of The Nasdaq Stock Market LLC (“Nasdaq”).  The proposals to elect directors and approve the 2015 Equity Incentive Plan, and the advisory vote on executive compensation are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted with respect to these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Anchor Bancorp Employee Stock Ownership Plan (“ESOP”) for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of Anchor Bancorp common stock allocated to his or her account under the ESOP by completing the voting instruction sheet distributed by the administrator.  If a participant properly executes the voting instruction sheet, the administrator will instruct the trustee to vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of Anchor Bancorp common stock held in the ESOP and allocated shares for which proper voting instructions have not been received will be voted by trustee in the same proportion as shares for which the trustee has received voting instructions.  The administrator of the ESOP is The Newport Group.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Anchor Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Anchor Bancorp common stock.  Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the three nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote “FOR” the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

The advisory (non-binding) vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Approval of the Anchor Bancorp 2015 Equity Incentive Plan

Approval of the Anchor Bancorp 2015 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Any shareholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal.  If so, the abstention will not be counted as a vote cast on the proposal and, therefore, will have no effect on the outcome of the vote on the proposal.  Provided there is a quorum of shareholders present in person or by proxy, shareholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal.  Broker non-votes do not constitute votes cast and will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” approval of the 2015 Equity Incentive Plan.

Vote Required to Approve Proposal 4: Ratification of the Appointment of the Independent Auditor

Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending June 30, 2016 requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of the independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Secretary of Anchor Bancorp in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 2, 2015, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Anchor Bancorp’s common stock other than directors and executive officers;

•	each director and director nominee of Anchor Bancorp;

•	each executive officer of Anchor Bancorp or Anchor Bank named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of Anchor Bancorp and Anchor Bank as a group.

Persons and groups who beneficially own in excess of five percent of Anchor Bancorp’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of Anchor Bancorp’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

As of the voting record date, there were 2,550,000 shares of Anchor Bancorp common stock outstanding.

	Number of Shares	Percent of Shares
Name	Beneficially Owned	Outstanding (%)

Beneficial Owners of More Than 5%

Joel S. Lawson, IV	147,605 (1)	5.8
2040 Grubbs Mill Road
Berwyn, Pennsylvania 19312

Manulife Asset Management (US) LLC	250,000 (2)	9.8
101 Huntington Avenue
Boston, Massachusetts 02199

Bradley Louis Radoff	130,000 (3)	5.1
1177 West Loop South, Suite 1625
Houston, Texas 77027

Stieven Capital Advisors, L.P.	247,903 (4)	9.7
12412 Powerscourt Drive, Suite 250
St. Louis, Missouri 63131

Joseph Stilwell	251,725 (5)	9.9
111 Broadway, 12th Floor
New York, New York 10006

Directors

William K. Foster	10,000	*
Robert D. Ruecker	15,500 (6)	*
Jerald L. Shaw	18,358 (7)	*
Douglas A. Kay	1,000 (8)	*
George W. Donovan	10,000 (9)	*
Terri L. Degner	10,828 (10)	*
Reid A. Bates	1,200 (8)	*

Named Executive Officers Who Are Not Directors

Gary B. Koch	2,050	*

All Executive Officers and Directors as a Group (8 persons)	68,936	2.7
_______
*	Less than one percent of shares outstanding.
(1)	According to a Schedule 13D/A filed February 5, 2015, Mr. Lawson has sole voting and dispositive power over the shares reported.
(2)	According to a Schedule 13G filed February 13, 2012, Manulife Asset Management (US) LLC has sole voting and dispositive power over the shares reported.
(3)	According to a Schedule 13G/A filed February 14, 2013, Mr. Radoff has sole voting and dispositive power over the shares reported.
(4)
According to a Schedule 13G/A filed February 13, 2015, Stieven Financial Investors, L.P. (“SFI”) and its general partner, Stieven Capital GP, LLC (“SFIGP”), have shared voting and dispositive power over 202,832 shares. Stieven Financial Offshore Investors, Ltd. (“SFOI”) has shared voting and dispositive power over 41,571 shares. Stieven Capital Advisors, L.P. (“SCA”), which serves as investment manager to SFI and SFOI, Stieven Capital Advisors GP, LLC (“SCAGP”), which serves as the general partner of SCA, Joseph A. Stieven, as managing member of SCAGP and SFIGP and CEO of SCA, Stephen L. Covington, as managing director of SCA, and Daniel M. Ellefson, as managing director of SCA, each report shared voting and dispositive power over 244,403 shares.

(5)
According to a Schedule 13D/A filed June 23, 2015, Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell have shared voting and dispositive power over the shares reported

(6)	Shares are held in individual retirement account (“IRA”).
(7)	Includes 9,500 shares held jointly with spouse, 849 shares held in IRA, 1,358 shares held in the ESOP, 3,245 shares held in spouse’s IRA and 3,406 shares held by Shaw Family I LLC.
(8)	Held jointly with spouse.
(9)	Includes 4,000 shares held jointly with spouse, 4,000 shares held by William M. Donovan Trust as to which Mr. Donovan is trustee, as well as 2,000 shares held for his children.
(10)	Includes 10,000 shares held jointly with spouse and 828 shares held in the ESOP.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors consists of seven members and is divided into three classes.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  The table below sets forth information regarding each director of Anchor and each nominee for director.  The Nominating and Corporate Governance Committee of the Board of Directors selects nominees for election as directors  and has nominated for election as directors Douglas A. Kay, George W. Donovan and Terri L. Degner, each to serve for a three-year term, or until their respective successors have been elected and qualified. Each of our nominees currently serves as an Anchor director.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the following table.  Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote “FOR” the election of Messrs. Kay and Donovan and Ms. Degner.

	Age as of	Year First Elected or	Term to
Name	June 30, 2015	Appointed Director (1)	Expire

Board Nominees

Douglas A. Kay	59	1991	2018 (2)
George W. Donovan	60	1998	2018 (2)
Terri L. Degner	52	2007	2018 (2)

Directors Continuing in Office

William K. Foster	64	1990	2016
Reid A. Bates	55	2013	2016
Robert D. Ruecker	66	1984	2017
Jerald L. Shaw	69	1990	2017
_______________
(1)	For years prior to 2011, includes prior service on the Board of Trustees of Anchor Bank.
(2)	Assuming reelection.

Set forth below is the principal occupation of each nominee for director and each director continuing in office. All nominees have held their present positions for at least five years unless otherwise indicated.

Douglas A. Kay is self-employed on a part-time basis as a Certified Public Accountant and Certified Fraud Examiner, and is accredited in business valuation, specializing in accounting, consulting and business valuation.  He has served as the Chief Financial Officer of Laserfab, Inc., a sheet metal fabrication manufacturing company with facilities in Puyallup, Redmond and Moses Lake, Washington since April 2013.  Prior to that, he was employed by the public accounting firm of McSwain and Company, PS from 2004 to 2006.  Mr. Kay brings valuable insight to Board discussions of the financial condition of large borrowers.  Over the course of his career, he has been closely involved in the creation, review and analysis of financial statements of different size companies in widely diverse industries.  Currently working primarily in Thurston and Pierce Counties, he is ideally positioned to provide referrals to us in markets where we foresee valuable growth.  As chairman of the Audit Committee, Mr. Kay provides professional oversight to the internal and external audit processes of Anchor Bank.

George W. Donovan is the Secretary and Treasurer of Barrier West, Inc., a trucking and heavy equipment provider, a position he has held since 1992.  He is currently on the management team for a Barrier West-affiliated company active in the construction business in the Bakken Oil Field in North Dakota.  He has also served as President of Geo Dan Land, Inc. since 1993.  Mr. Donovan brings an understanding of entrepreneurial endeavors to our board.  Mr. Donovan’s accomplishments include working on the general partners management team which was able to acquire, staff and restart a local paper mill operation.  This activity transferred ownership from a multi-national corporation to local ownership and retained approximately 250 jobs.  The mill recently shut down after 18 years of operation.  He also managed two separate corporations that provided support services crucial to the operation of the paper mill and now leases equipment for construction and oil support services.  Mr. Donovan also brings years of experience as a land developer.  These experiences have allowed him to develop expertise in all facets of management and to provide valuable input to our business planning.  Mr. Donovan is on the board of directors of the Grays Harbor Community Foundation, serving on their Grants Committee.

Terri L. Degner is the Executive Vice President, Chief Financial Officer and Treasurer of Anchor Bank, positions she has held since 2004.  She has also served in those capacities for Anchor Bancorp since its formation in September 2008.  Prior to serving as Executive Vice President, Chief Financial Officer and Treasurer, Ms. Degner has served Anchor Bank in a variety of capacities since 1990, including as Senior Vice President and Controller from 1994 to 2004.  Ms. Degner has been in banking since high school.  She has worked in multiple lending positions in various size institutions.  Since 1990, she has held a variety of positions in the finance area of Anchor Bank.  Ms. Degner demonstrated her determination to succeed when she worked full time in Anchor’s Accounting Department and commuted 60 miles to evening classes at St. Martin’s College where she received her Bachelor’s Degree in Accounting.  At the same time she worked full days and met all expectations for performance.  In 2000, she graduated from the Pacific Coast Banking School at the University of Washington in the top 10% of her class and her thesis was published in the University’s library.  She has become the management expert on issues ranging from information technology to asset-liability management.  Ms. Degner also serves on the board of directors and finance committee of NeighborWorks of Grays Harbor, sits on the St. Martin’s University Accounting Advisory Committee and is on the Executive Committee of the Providence St. Peter Foundation Christmas Forest.

William K. Foster is a principal and architect with Street Lundgren & Foster Architects, a firm with which he has been affiliated for 38 years.  The knowledge of problem solving and planning skills he has gained through his architectural practice support the strategic planning efforts of Anchor Bank.  Mr. Foster brings insight to our Board of Directors on current trends in the construction industry which, when combined with more than 30 years’ experience as an architect, assists us in our review of new and existing construction projects financed by Anchor Bank.  He has actively participated in building “green” projects in southwest Washington.  The ability of Anchor Bank to tap his familiarity with local codes and planning efforts enhances Anchor’s ability to assess the viability of proposed projects and current facilities as well as to liaison with city and county government agencies.  He is involved in the Aberdeen Lions Club, is on the board of directors of NeighborWorks of Grays Harbor and is past Chairman of the Montesano Planning Commission.

Reid A. Bates has extensive business experience in the staffing, real estate, banking, alternative energy and recycling industries. Since 2007 he has been the majority owner of a recruiting and staffing agency, Express Employment Professionals, located in Aberdeen, Centralia and Olympia, Washington.  Prior to that, Mr. Bates was employed by Weyerhaeuser Company from 1988 to 2006 and served in various capacities, most recently serving as Vice President, Eastern Region – Recycling, in Aurora, Illinois from 2001 to 2006.  From 1986 to 1988, Mr. Bates was employed by CURA Financial/Prudential Federal Savings, Salt Lake City, Utah and served as a commercial loan officer in San Ramon, California.  From 1985 to 1986, he was employed by Renewable Energy Ventures, Inc. as a financial analyst and from 1983 to 1985 he was employed by Coordinated Financial Analysts serving as a Vice President – Financial Analyst.  Mr. Bates has a Bachelor of Science degree in Business Management – Finance from Brigham Young University, Provo, Utah.  Mr. Bates brings to the Board of Directors economic development expertise and strong ties to the business community in many of the markets we serve. He is past chairman and board member of the Thurston County Chamber of Commerce, the President of the Thurston County Economic Development Council, and a board member of the United Way of Thurston County. He is a longtime supporter and leader within the Boy Scouts of America, a Rotarian, and serves on the Business Advisory Council of Grays Harbor College.

Robert D. Ruecker retired as Human Resources Coordinator for Westport Shipyard, a position he held from August 2008 until July 2012.  Prior to that, he served as the Human Resources Director for Grays Harbor Paper, L.P., a business papers manufacturer, from September 2000 until June 2007.  He worked for many years in his family’s hardware business, and ran the business upon his parents’ retirement.  Subsequent to that time, he became a regional sales manager for Verizon Wireless where he oversaw the capture of number one industry market share for his region.  More recently, Mr. Ruecker has assumed duties as human resource director for manufacturing companies located in our operating area.  He provides insight into current and proposed legislation.  Mr. Ruecker brings nearly 40 years’ worth of multi-level management experience to our Board.  Currently, he volunteers for Relay for Life and the Thurston County Chamber of Commerce/Olympia Yacht Club Military Appreciation Day.  He is also the past president of Grays Harbor Chamber of Commerce and the Grays Harbor YMCA.

Jerald L. Shaw is the President and Chief Executive Officer of Anchor Bank, positions he has held since July 2006.  He has also served in those capacities for Anchor Bancorp since its formation in September 2008.  Prior to serving as President and Chief Executive Officer, he served as Chief Operating Officer from 2004 to 2006 and as Chief Financial Officer from 1988 to 2002.  Prior to that, he served Anchor Bank and its predecessor, Aberdeen Federal Savings and Loan Association, in a variety of capacities since 1976.  Prior to that time, Mr. Shaw piloted C-130 aircraft for the U.S. Air Force, including numerous combat missions during the Vietnam War.  Having performed virtually every position at Anchor Bank, he has extensive knowledge of our operations.  He is a distinguished graduate of the School for Executive Development of the U.S. League of Savings Institutions at the University of Washington.  Mr. Shaw is also a graduate of the Asset Liability Management School of America’s Community Bankers, and many other educational programs.  He is a member of the Board of Trustees for the Thurston County Chamber of Commerce, as well as South Sound YMCA.  Mr. Shaw also holds a position on the Board of Washington Banker’s Association.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Board of Directors of Anchor Bancorp meets quarterly and the Board of Directors of Anchor Bank meets monthly; additionally, Anchor Bank holds one or two strategic planning meetings each year.  During the year ended June 30, 2015, the Board of Directors of Anchor Bancorp held four regular meetings and no special meetings and the Board of Directors of Anchor Bank held twelve regular meetings and four special meetings.  No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he or she served during this period. Anchor Bancorp and Anchor Bank currently have standing Executive, Audit, Executive Loan, Senior Loan, Compensation and Nominating and Corporate Governance Committees.

Committees and Committee Charters

The Board of Directors of Anchor Bancorp has standing Audit, Compensation, Nominating and Corporate Governance, and Executive committees.  The Board has adopted written charters for the Audit, Compensation, and Nominating and Corporate Governance committees, copies of which are available on our website at www.anchornetbank.com.

Audit Committee.  The Audit Committee consists of Directors Kay (Chairman), Donovan and Ruecker.  The Audit Committee meets quarterly and on an as needed basis.  The Audit Committee oversees the design and operation of Anchor Bank’s internal controls for safeguarding its assets and ensuring the quality and integrity of financial reporting.  The committee hires the independent auditor and reviews the audit report prepared by the independent auditor.  The Audit Committee met four times during the year ended June 30, 2015.

Each member of the Audit Committee is “independent” in accordance with the requirements for companies listed on Nasdaq.  In addition, the Board of Directors has determined that Mr. Kay meets the definition of “audit committee financial expert,” as defined by the SEC.

Compensation Committee. The Compensation Committee consists of Directors Ruecker (Chairman), Kay, Bates, Donovan and Foster.  This committee meets on an as needed basis, and provides general oversight regarding the personnel, compensation and benefits matters of Anchor Bank.  The Compensation Committee is responsible for evaluating the performance of our Chief Executive Officer, while the Chief Executive Officer evaluates the performance of other senior officers and makes recommendations to the Committee regarding compensation levels. The Compensation Committee met five times during the year ended June 30, 2015.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee has a rotating membership, currently consisting of Directors Ruecker (Chairman), Bates and Foster.  The committee is responsible for the annual selection of nominees for election as directors, assessment of Board and committee membership needs, and implementation of corporate governance policies and processes.  The committee meets at least twice a year.  Each member of the committee is “independent,” in accordance with the requirements for companies quoted on Nasdaq.  This committee met twice during the year ended June 30, 2015.

Only those nominations made by the Nominating and Corporate Governance Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Anchor Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  The Committee does not take diversity into account when searching for director candidates but believes its selection process provides for diverse viewpoints.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate it believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as one of our directors.  Although the Nominating and Corporate Governance Committee charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our Articles of Incorporation.  Because our Articles of Incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this proxy statement.

Executive Committee. The Executive Committee consists of Directors Shaw, Foster, Kay and Ruecker (Chairman).  The committee meets on an as needed basis to discuss items of concern to Anchor Bank.  The flexible meeting schedule allows for advance discussion of items appearing on the Board agenda and review of issues of concern that arise in between scheduled Board meetings.  The Executive Committee did not meet during the year ended June 30, 2015.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  As part of our conversion from mutual to stock form, the Board of Directors has adopted our Corporate Governance Policy.  The policy covers the following:

•	the duties and responsibilities of each director;

•	the composition, responsibilities and operation of the Board of Directors;

•	the establishment and operation of Board committees;

•	succession planning;

•	convening executive sessions of independent directors;

•	the Board’s interaction with management and third parties; and

•	Board and Chief Executive Officer performance evaluations.

These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq rules.  Our Board of Directors will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Select Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board has determined that five of our seven directors are independent, as defined by Nasdaq.  Directors William K. Foster, Robert D. Ruecker, Douglas A. Kay, George W. Donovan and Reid A. Bates are all independent.  Only Jerald L. Shaw, who is our President and Chief Executive Officer, and Terri L. Degner, who is our Executive Vice President and Chief Financial Officer, are not independent.

Code of Business Conduct and Ethics.  On January 18, 2011, the Board of Directors adopted our Code of Business Conduct and Ethics, which applies to all employees and directors and is designed to deter wrongdoing and to promote honest and ethical conduct in every respect.  The Code addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  A copy of the Code of Business Conduct and Ethics is available on our website at www.anchornetbank.com.

Shareholder Communication with the Board of Directors.  The Board of Directors welcomes communication from shareholders.  Shareholders may send communications to the Board of Directors, Anchor Bancorp, 601 Woodland Square Loop SE, Lacey, Washington 98503.  Shareholders should indicate clearly the director or director(s) to whom the communication is being sent so that each communication may be forwarded appropriately.

Annual Meeting Attendance by Directors.  Anchor Bancorp encourages, but does not require, its directors to attend the annual meeting of shareholders.  All members of the Board of Directors attended last year’s annual meeting of shareholders.

Transactions with Related Persons.  Anchor Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with all customers prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.  Loans and available lines of credit to all directors and executive officers and their associates totaled approximately $277,000 at June 30, 2015, which was less than one percent of our equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2015. Total deposits of directors and executive officers were approximately $1.9 million at June 30, 2015.

We recognize that transactions between us and any of our directors or executive officers can present potential or actual conflicts of interest and create the appearance that these decisions are based on considerations other than our best interests.  Therefore as a general matter and in accordance with our Code of Business Conduct and Ethics, it is our preference to avoid such transactions.  Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, our best interests.  Accordingly, the Code requires the Board of Directors or a committee of the Board to review and, if appropriate, to approve or ratify any such transaction if the amount involved exceeds $200,000.  If a Board member is a participant in the transaction, then that member is required to abstain from the discussion, approval or ratification process.  After its review, the Board or committee will only approve or ratify those transactions that are in, or are not inconsistent with, our best interests, as determined in good faith.

Leadership Structure

The positions of President and Chairman of the Board of Anchor Bank and Anchor Bancorp have always been separated. We continue to believe that this structure provides appropriate division and oversight.  Industry events in recent years demonstrate that this structure is most likely to prevent a strong Chief Executive Officer from leading the organization in inappropriate directions.  We believe it is one more method to create appropriate “checks and balances” in corporate governance.

Board Involvement in Risk Management Process

Risk management is the responsibility of management and risk oversight is the responsibility of the Board of Directors.  The Board administers its risk oversight function and also utilizes its committee structure, with each Board committee being responsible for overseeing risk within its area of responsibility.  Significant risk oversight matters considered by the committees are reported to and considered by the Board of Directors.  Some significant risk oversight matters are reported directly to the Board of Directors, including matters not falling within the area of responsibility of any committee.  Types of risk with the potential to adversely affect us include credit, interest rate, liquidity and compliance risks, as well as risks relating to our operations and reputation.

Directors keep themselves informed of the activities and condition of Anchor Bancorp and of the risk environment in which it operates by regularly attending Board and assigned Board committee meetings, and by review of meeting materials, auditors’ findings and recommendations, and supervisory communications.  Directors stay current on general industry trends and any statutory and regulatory developments pertinent to us by periodic briefings by senior management, counsel, auditors or other consultants, and by more formal director education, including attendance at regulator sponsored “Director’s College” conventions, and other similar programs.  Anchor Bank maintains an array of education materials on-line at its BVS Performance Center.  Board members are provided access to all training and given specific in-person training on items such as Regulation O, Bank Secrecy Act, and other banking guidance and regulations.

The Board oversees the conduct of our business and administers the risk management function by:

•	selecting, evaluating, and retaining competent senior management;

•	establishing, with senior management, our long- and short-term business objectives, and adopting operating policies to achieve these objectives in a legal and sound manner;

•	monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies;

•	overseeing our business performance; and

•	ensuring that we help to meet our communities’ credit needs.

These responsibilities are governed by a complex framework of federal and state law and regulation as well as regulatory guidelines applicable to our operations.

The Board ensures that all significant risk-taking activities are covered by written policies that are communicated to appropriate employees.  Specific policies cover material credit, market, liquidity, operational, legal and reputation risks.  The policies are formulated to further our business plan in a manner consistent with safe and sound practices.  The Board ensures that all such policies are monitored by senior management to make certain that they conform with changes in laws and regulations, economic conditions, and our circumstances. The policies are implemented by senior management who develop and maintain procedures, including a system of internal controls, designed to foster sound practices, to comply with laws and regulations, and to protect us against external crimes and internal fraud and abuse.  Policies are reviewed on a regular basis typically annually or bi-annually and revisions are approved by the Board.

Management regularly provides the Board and its various committees with a significant amount of information regarding a wide variety of matters affecting us.  This includes senior management reports to the Board.  These reports present information in a form meaningful to members of the Board, who recognize that the level of detail and frequency of individual senior management reports will vary with the nature of risk under consideration and our unique circumstances.  Matters presented to the Board and Board committees generally include information with respect to risk.

The Board and Board committees consider the risk aspects of such information and often request additional information with respect to issues that may involve risk to Anchor Bancorp.  The Board and Board committees also raise risk issues on their own initiative.

The Board has established a mechanism for independent third party review and testing of compliance with policies and procedures, applicable laws and regulations, and the accuracy of information provided by senior management.  This is accomplished, for example, by an internal auditor reporting directly to the Audit Committee.  In addition, an external audit is performed.  The Audit Committee reviews the auditors’ findings with senior management and monitors senior management’s efforts to resolve any identified issues and recommendations.  The Audit Committee provides regular reports of its activities to the Board.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our directors for the year ended June 30, 2015, with the exception of Jerald L. Shaw, our President and Chief Executive Officer, and Terri L. Degner, our Executive Vice President, Chief Financial Officer and Treasurer, whose compensation is included in the section entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	Total ($)

George W. Donovan	19,720	14,487	34,207
William K. Foster	18,680	23,796	42,476
Douglas A. Kay	21,280	19,615	40,895
Robert D. Ruecker	24,500	28,167	52,667
Reid A. Bates	18,420	--	18,420
_______
(1)
Represents aggregate change between June 30, 2014 and June 30, 2015 in the actuarial present value of the director’s accumulated benefit under the Supplemental Executive Retirement Plan (“SERP”), which is described below.

Non-employee directors of Anchor Bank receive a monthly retainer of $700, with the exception of the Chairman of the Board, who receives a monthly retainer of $1,120, and the Chairman of the Audit Committee, who receives a monthly retainer of $910.  Non-employee directors also receive a fee of $700 for each Board meeting attended.  Members of the Audit and Senior Loan committees receive a fee of $260 per committee meeting attended.

Anchor Bank maintains a Supplemental Executive Retirement Plan, or SERP, for the benefit of certain directors and executive officers.  The plan is a non-qualified, unfunded deferred compensation plan.  Each director participates in the plan, with the exception of Mr. Bates.  For more information regarding the SERP, see the discussion included in “Executive Compensation – Non-Qualified Deferred Compensation” below.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation for our named executive officers: (1) Jerald L. Shaw, our Chief Executive Officer; and (2) our two other most highly compensated executive officers, who are Terri L. Degner and Gary P. Koch.

Name and Principal Position	Year	Salary ($)	Change in Pension Value and Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)

Jerald L. Shaw	2015	280,002	(3)	70,159	350,161
President and Chief	2014	260,000	(3)	64,448	324,448
Executive Officer

Terri L. Degner	2015	170,002	35,985	15,006	220,993
Executive Vice President,	2014	150,000	20,655	11,929	182,584
Chief Financial Officer and Treasurer

Gary P. Koch (4)	2015	128,270	--	1,558	129,827
Executive Vice President
and Chief Lending Officer
________________
(1)
Represents aggregate change during the fiscal year in the actuarial present value of the executive’s accumulated benefit under the SERP, which is described below. The only named executive officers who participate in this plan are Mr. Shaw and Ms. Degner.

(2)
For 2015, represents 401(k) match, life insurance premium and ESOP contribution and use of company car for Mr. Shaw and Ms. Degner. For Mr. Shaw, also includes SERP payments of $40,900. Represents life insurance premium for Mr. Koch.

(3)	Mr. Shaw turned 65 during the year ended June 30, 2011 and his total benefit under the SERP was frozen effective as of June 30, 2012; he began receiving benefits on June 30, 2011.
(4)	Mr. Koch was not a named executive officer in 2014.

Employment and Severance Agreements.  On May 19, 2014, Anchor Bank entered into employment agreements with Jerald L. Shaw and Terri L. Degner.  The material terms of these agreements are summarized below.

The employment agreements were effective on May 19, 2014, and provide for an initial three-year term, provided the agreement has not been terminated earlier by either party to the agreement.  On each anniversary beginning on May 19, 2015, the term of each agreement will be extended for a period of one year in addition to the then-remaining term unless notice is given by the executive to Anchor Bank, or by Anchor Bank to the executive, at least 90 days prior to such anniversary, that the agreement will not be extended.

Under the employment agreements, Mr. Shaw’s and Ms. Degner’s annual base salary is $280,002 and $170,002, respectively.  These amounts may be increased at the discretion of Anchor Bank’s Board of Directors or an authorized committee of the Board as provided for in the agreements.  Each executive’s annual base salary will be adjusted from time to time to reflect amounts approved by Anchor Bank’s Board or the committee administering the agreement.  The executives also may participate, to the same extent as executive officers of Anchor Bank generally, in all plans of Anchor Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof.  In addition, the executives are entitled to participate in any other fringe benefit plans or perquisites which are generally available to Anchor Bank’s executive officers, including but not limited to supplemental retirement, deferred compensation programs, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.  The executives also will receive an annual paid vacation, and voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as Anchor Bank’s Board or the Committee administering the agreement may determine.

The agreements provide that compensation may be paid in the event of disability, death, involuntary termination or a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

The employment agreements include noncompetition provisions that restrict the executives, during the one-year period following termination of the agreement, from becoming a director, officer or employee of or consultant to any bank, savings bank, savings and loan association, credit union or similar financial institution or holding company of any such entity in any county in which Anchor Bank or any other affiliate of the Bank operates a full service branch office or lending center on the date of termination of the agreement.  However, each executive may acquire and own an interest in a business that is dissimilar from that of Anchor Bancorp or Anchor Bank, or solely as a passive investor in any business.  The agreements also include confidentiality and non-solicitation restrictions.

Non-Qualified Deferred Compensation

The following information is presented with respect to plans that provide for the deferral of compensation on a basis that is not tax-qualified in which the named executive officers participated in the year ended June 30, 2015.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)

Jerald L. Shaw	--	--	(1)	40,900	(2)	322,569
Terri L. Degner	--	--	35,985	--		99,064
Gary P. Koch	--	--	--	--		--
___________
(1)	Mr. Shaw turned 65 during the year ended June 30, 2011 and his total benefit under the SERP was frozen effective as of June 30, 2012.
(2)	Mr. Shaw turned 65 and began receiving benefits on June 30, 2011.

Anchor Bank maintains a SERP for the benefit of certain directors and executive officers.  The plan is a non-qualified, unfunded deferred compensation plan. The only named executive officers who participate in the plan are Jerald L. Shaw and Terri L. Degner. The plan is unfunded, but Anchor Bank has purchased life insurance policies on Mr. Shaw and Ms. Degner that are intended to offset the costs associated with the plan during the life of the participant and provide a recovery of plan costs upon the participant’s death.  Anchor Bank is the sole owner of the insurance policies.  Awards under the plan are granted in the form of SERP units.  A SERP unit is a hypothetical share of stock determined by reference to the publicly traded value of a share of Anchor Bancorp common stock.  The initial value of a SERP award is the number of SERP units times the value of a SERP unit at the time the award is granted.  Each year thereafter, the value of the SERP award is redetermined to reflect the then-current value of Anchor Bancorp common stock.  In no year may the change in value of a SERP unit be less than 90 percent, nor more than 125 percent, of the value of the SERP unit in the previous year.  No changes in value are taken into account after the participant’s separation from service or retirement age, or after a change in control.  The value of a participant’s SERP benefit is based on the sum of the positive differences between the value of each unit of SERP awarded to the participant (taking into account the valuation limitations described in the preceding two sentences) over the value of that SERP unit as determined on the grant date.

A participant’s SERP benefit vests at a rate of 20 percent for each year of service, with full vesting occurring after five years of service.  Full vesting also occurs upon death or disability while actively employed, separation from service after attaining age 65, a change in control involving Anchor Bank prior to the participant’s separation from service, or other circumstances described in a participant’s award agreement.  In the case of SERP retirement awards, on the June 30th or December 31st following the participant’s retirement age, a monthly benefit will be paid based on the value of the participant’s vested SERP  benefit.  Mr. Shaw’s and Ms. Degner’s agreements each specify a retirement age of 65, with the benefit to be paid over 180 months.  Mr. Shaw turned 65 during the year ended June 30, 2011, his total benefit under the SERP was frozen effective as of June 30, 2012 and he began receiving payments under the plan effective as of June 30, 2011.  In the case of SERP awards, the award will be paid in a cash lump sum upon the fifth anniversary of the award date, if elected by the participant at the time the award is granted and the participant has not previously separated from service, died or become disabled.  If the participant does not make this election, the participant’s SERP award benefit will be paid in a cash lump sum upon the participant’s attaining his or her retirement age.  In either case with respect to a SERP award, after the fifth anniversary of the award, adjustments in the value of the participant’s SERP benefit will cease to be determined by reference to the value of the SERP, and instead will be based on an interest factor.  The estate of a participant who dies prior to the commencement of benefits will receive a lump sum death benefit equal to the present value of his or her remaining SERP benefit.  The death benefit will not be paid under the plan, but instead under an insurance policy on the life of the participant.

Potential Payments Upon Termination or Change in Control

We have entered into agreements with our named executive officers that provide for potential payments upon disability, termination, retirement and death.  The following table shows, as of June 30, 2015, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

	Death ($)	Disability ($)(1)	Involuntary Termination ($)	Involuntary Termination with Change in Control ($)	Retirement ($)(2)

Jerald L. Shaw
Employment Agreement	--	10,000	420,000	777,400	--
SERP	322,569 (3)	--	--	449,900 (4)	40,900

Terri L. Degner
Employment Agreement	--	10,000	255,000	460,460	--
SERP	99,064 (3)	--	--	290,430 (4)	19,362

Gary P. Koch	--	--	--	--	--
___________
(1)	Monthly benefit.
(2)	Annual benefit
(3)	A participant who dies prior to the commencement of benefits will receive a lump sum death benefit equal to the present value of his or her remaining SERP benefit.
(4)
In the event of a change in control, each participant employed by Anchor Bank immediately prior to the change in control will be 100 percent vested in his or her SERP benefit and will receive a lump sum equal to the value of his or her entire SERP.

Employment Agreements.  The employment agreements with Mr. Shaw and Ms. Degner provide for payments in the event of death, disability or termination.  In the event of an executive’s death during the term of his or her employment agreement, Anchor Bank will pay to the executive’s estate the compensation due through the last day of the calendar month in which his or her death occurred, as well as benefits due under the agreement.  The agreements also provide that if Mr. Shaw or Ms. Degner becomes entitled to benefits under the terms of the then-current disability plan, if any, of Anchor Bank or becomes otherwise unable to fulfill his or her duties under the agreement, the executive shall be entitled to receive such group and other disability benefits as are then provided for executive employees.  In the event of either executive’s disability, his or her employment agreement is not suspended, except that (1) the obligation to pay the executive’s salary will be reduced by the amount of disability income benefits he receives and (2) upon a resolution adopted by a majority of the disinterested members of Anchor Bank’s Board or the committee administering the agreement, Anchor Bank may discontinue payment of the executive’s salary beginning six months following a determination that the executive has become entitled to benefits under the disability plan or otherwise unable to fulfill the duties under the agreement.

The employment agreements may be terminated by the executive for good reason, as defined in the agreements.  Good reason means any of the following actions unless consented to: (1) a requirement that the executive be based at any place other than within 60 miles of Aberdeen, Washington; (2) a material demotion of the executive; (3) a material reduction in the number or seniority of personnel reporting to the executive, other than as part of a company-wide or bank-wide reduction in staff; (4) a ten percent or more reduction in the executive’s salary, other than as part of an overall program applied uniformly and with equitable effect to all members of senior management; (5) a material permanent increase in the required hours of work or the workload of the executive; (6) the failure of Anchor Bank’s Board to elect

Mr. Shaw as the President and Chief Executive Officer and Ms. Degner as Executive Vice President, Chief Financial Officer and Treasurer or any action by the Board removing the executive from such office.  The agreements may be terminated by the Board at any time.  If the executive’s employment is terminated other than for cause, without the executive’s consent or by the executive for good reason, then for 18 months after the date of termination, Anchor Bank would be required to pay the executive’s salary at the rate in effect immediately prior to the date of termination, and continue the executive’s coverage under the Bank’s medical, life and disability programs.

The employment agreements also provide for severance payments and other benefits if an executive is involuntarily terminated during the period beginning on the six month anniversary preceding a change in control and ending on the first anniversary of the effective time of the change in control.  In such an event, Anchor Bank will (1) pay the executive his or her salary through the date of termination, (2) pay the executive within 25 days after the date of termination a cash lump sum equal to 2.99 times his or her base amount, as determined under Section 280G of the Internal Revenue Code (generally, the average of the executive’s includible compensation from the Bank during the five-year period ending with the year preceding the year in which the change in control event occurs); and (3) continue to provide the executive during the remaining term of the agreement with various group benefits, such as medical, dental and long term disability insurance, or if such coverage is not available to the executive, then a lump sum cash payment within 25 days of the executive’s termination equal to the present value of the monthly cost of such coverage that cannot be provided.  The agreements further provide that if an executive’s payment made in connection with a change in control equals or exceeds three times the executive’s base amount, then a portion of those payments will be deemed to be “excess parachute payments” pursuant to the provisions of Section 280G of the Internal Revenue Code.  Any such payments will be reduced to the extent necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

Compensation Policies and Risk

The Compensation Committee believes that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on Anchor Bancorp or Anchor Bank.  As a result of the economic environment and challenges we have faced, the Compensation Committee has limited the available benefits and believes the mix and design of the elements of our executive compensation does not encourage management to assume excessive risks.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to periodically include in our annual meeting proxy statements and present at the annual meeting of shareholders a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of Anchor’s named executive officers as disclosed in the proxy statement.  At the 2013 annual meeting of shareholders, we were also required under the Dodd-Frank Act to include a non-binding shareholder resolution regarding the frequency of future votes on executive compensation.  Shareholders voted in favor of holding an annual vote and the Board of Directors determined to hold an annual shareholder advisory vote to approve the compensation of our named executive officers, beginning in 2014, and continuing until such time that the frequency vote is next presented to shareholders or until the Board determines that a different frequency is in the best interest of Anchor Bancorp and its shareholders.

The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Anchor Bancorp’s named executive officers as disclosed in the compensation tables and related material in the proxy statement for the 2015 annual meeting of shareholders.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Anchor Bancorp and Anchor Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote “FOR” approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 3 – APPROVAL OF THE 2015 EQUITY INCENTIVE PLAN

Overview

On August 17, 2015, our Board of Directors unanimously adopted, subject to shareholder approval, the Anchor Bancorp 2015 Equity Incentive Plan.  The purpose of the Plan is to promote the long-term growth and profitability of Anchor, to provide plan participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide plan participants with incentives that are closely linked to the interests of all Anchor shareholders.

The following summary is a brief description of the material features of the 2015 Equity Incentive Plan.  This summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Summary

Administration.  The 2015 Equity Incentive Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two members, each of whom will be an “outside director,” a “non-employee director” and an “independent director,” as those terms are defined in the Plan.  The Anchor Compensation Committee will administer the Plan. Among other things, the Committee will select participants and grant awards, determine the number of shares and amount of cash subject to an award, establish the terms and conditions of awards, interpret the Plan and resolve all questions arising under the Plan, modify the terms of any outstanding award to the extent Committee discretion is permitted, adopt rules and regulations for the operation and administration of the Plan, and take any other action not inconsistent with the provision of the Plan that the Committee may deem necessary or appropriate.

Awards.  The 2015 Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, non-qualified stock options, which do not satisfy the requirements for treatment as incentive stock options, restricted stock and restricted stock units.  Subject to adjustments described below under “Adjustments in the Event of Business Reorganization; Other Adjustments,” Anchor has reserved 193,800 shares of its common stock for issuance under the Plan in connection with the granting of awards, which represents 7.6% of Anchor’s common stock outstanding on the voting record date.  The fair market value of these shares is $4.1 million, based on the closing price of Anchor’s common stock as of the close of business on the voting record date.  Only shares actually issued to participants, shares used to pay the exercise price of an option and shares used to satisfy tax withholding obligations for awards under the Plan count against this total number of shares available under the Plan.

Under the 2015 Equity Incentive Plan, the Committee may grant stock options that, upon exercise, result in the issuance of up to 193,800 shares of our common stock (all of which may be incentive stock options).  The Plan provides that the total number of option and restricted stock awards available for grant to non-employee directors in the aggregate may not exceed 30 percent (5 percent for any single non-employee director) of the total option or restricted stock awards that may be issued under the Plan.  The Plan also provides that the total number of option and restricted stock awards available for grant to any employee may not exceed 25 percent of the total option or restricted stock awards that may be issued under the Plan.  Each of the maximum amounts of shares described in this paragraph is subject to adjustments described below under “Adjustments in the Event of Business Reorganization; Other Adjustments.”

The 2015 Equity Incentive Plan provides for the use of authorized but unissued shares or shares that have been reacquired by Anchor.  Awards denominated in shares will have the effect of diluting the holdings of persons who own our common stock.  Assuming all awards under the Plan are denominated in shares and satisfied through the use of authorized but unissued common stock or shares that have been reacquired, current shareholders would be diluted by approximately 7.6% based on the number of shares outstanding as of the close of business on the voting record date.

Eligibility to Receive Awards.  The Committee may grant awards under the 2015 Equity Incentive Plan to directors, advisory directors, directors emeriti, officers and employees of Anchor and its affiliates.  However, incentive stock options may only be awarded to employees.  The Committee will select persons to receive awards among the eligible individuals and determine the number of shares or amount of cash for each award granted.  Currently, there are approximately 120 individuals who are eligible to receive awards under the Plan, consisting of 5 directors and 115 employees.

Terms and Conditions of Stock Options.  Stock options may be granted to participants at any time by the Committee.  However, incentive stock options may only be granted to employees.  Each option grant will be evidenced by an award agreement that specifies the exercise price, the exercise period, the number of shares to which the option pertains, the option exercise schedule, and such other provisions as the Committee determines.  In addition, the award agreement will specify whether the option is intended to be an incentive stock option or a nonqualified stock option.  The exercise price must not be less than the fair market value of a share on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than 10% of the outstanding shares must not be less than 110% of the fair market value of a share on the date of grant.  The fair market value is the closing sale price of a share on the NASDAQ Stock Market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date.  The exercise period of a nonqualified stock option may not exceed 10 years from the grant date.  The exercise period of an incentive stock option may not exceed 10 years from the grant date, provided that the exercise period of an incentive stock option granted to a holder of more than 10% of the outstanding shares may not exceed five years from the grant date.

A participant may pay the exercise price of his or her option: (a) in cash, (b) if and to the extent permitted by the Committee, by delivering Anchor shares that he or she already owns having an aggregate fair market value equal to the aggregate exercise price, (c) if and to the extent permitted by the Committee, by Anchor withholding shares otherwise issuable upon the exercise having an aggregate fair market value on the date the option is exercised equal to the aggregate exercise price to be paid, or (d) by a combination of the foregoing methods.  The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.

The termination of a participant’s service with Anchor and its affiliates will affect his or her ability to exercise options granted under the Plan.  Upon termination of service of a participant, unless otherwise determined by the Committee or specified in the award agreement, all outstanding unvested options granted to the participant will be forfeited and all outstanding vested options granted to the participant will remain exercisable for three months following the termination date, but in no event beyond the expiration date of the option.  However, upon termination of service of a participant due to death or disability, unless otherwise determined by the Committee and specified in the award agreement, all outstanding unvested options granted to the participant will vest in full and will remain exercisable for one year from the date of separation of the participant.  Upon a participant’s retirement, as defined in the Plan, exercisable options will remain exercisable for one year after retirement, unless otherwise determined by the Committee and set forth in the award agreement.  Also, upon the occurrence of a change in control of Anchor, as defined in the Plan, and the participant’s involuntary separation from service other than for cause within 365 days following the change in control event, all outstanding unexercisable options granted to the participant will become exercisable.  Upon termination of service of a participant for cause, all outstanding exercisable and unexercisable options granted to the participant will immediately be forfeited.

Terms and Conditions of Restricted Stock Awards.  Restricted stock awards may be granted to participants at any time and from time to time as determined by the Committee.  Restricted stock awards may be in the form of shares that are subject to forfeiture and limits on transfer until the shares vest (restricted stock) or in the form of restricted stock units. Restricted stock units are rights to receive shares (or an equivalent amount of cash, or a combination of shares and cash, as provided for in the award) at a specified future date that are subject to forfeiture and limits on transfer until the restricted stock units vest.  Each restricted stock award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares or units covered by the award, the amount (if any) that the participant must pay to Anchor in consideration for the issuance of such shares or units, the vesting conditions, and, in the case of restricted stock units, when payment will be made and the circumstances pursuant to which the units will be converted to shares (or cash or a combination of shares and cash).

During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a shareholder, including the right to vote and the right to receive dividends paid with respect to those shares.  A holder of restricted stock units will not have voting rights with respect to the underlying shares until those shares are issued and, unless otherwise provided in the applicable award agreement, will not have the right to receive dividend equivalents in the case of any dividends paid on the shares.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

Unless otherwise determined by the Committee and specified in the award agreement: (1) if a participant terminates service with Anchor and its affiliates for any reason other than death, disability, or prior to a change in control of Anchor as defined in the Plan, any unvested shares of restricted stock and any unvested restricted stock units held by the participant will be forfeited; and (2) if a participant terminates service with Anchor and its affiliates due to death or disability, or if a participant experiences an involuntary separation from service in connection with a change in control, other than for cause, within 365 days following the change in control event, any unvested shares of restricted stock and any unvested restricted stock units held by the participant will vest in full.

Prohibition on Repricing of Options.  Except as provided under “Adjustments in the Event of Business Reorganization; Other Adjustments” below, neither the Committee nor the Board may amend or modify the exercise price of a stock option, or cancel the stock option at a time when the exercise price is greater than the fair market value of Anchor’s common stock in exchange for another award.

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death, disability or a change in control of Anchor as defined in the Plan, the unexercisable or unvested portion of the award will be forfeited by the holder.  Upon any termination of service for cause, all awards not previously exercised or paid shall be forfeited immediately by the holder.

Transferability of Awards.  Stock options, restricted stock and restricted stock units may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance, or pursuant to a domestic relations order.  Furthermore, the Committee may approve the transfer of non-qualified stock options and restricted stock awards to certain family members.

Amendment and Termination of the Plan; Clawback; Section 409A.  The 2015 Equity Incentive Plan has a term of ten years, after which no further awards may be granted.  The Board of Directors may at any time amend, suspend or terminate the Plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted.  All awards are subject to “clawback” provisions as required by law, rule, regulation or stock exchange listing, or a policy related thereto.  All awards shall either be exempt from Section 409A of the Internal Revenue Code, or if not exempt, include terms that comply therewith.

Adjustments in the Event of Business Reorganization; Other Adjustments.  In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, affects the shares of Anchor common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Committee must, in an equitable manner, adjust the number of shares as to which future awards may be made and the number of shares subject to and exercise prices of outstanding awards. The Committee also is authorized to make adjustments in the terms and conditions of and the criteria included in, awards in recognition of unusual or nonrecurring events affecting Anchor or any affiliate, or the financial statements of Anchor or any affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

Important Considerations

The 2015 Equity Incentive Plan contains a number of provisions that we believe are consistent with, and protective of, the interests of shareholders, our compensation philosophy, recent developments in compensation practices and sound corporate governance practices, including:

•	No liberal share counting. The Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements.

•
No repricing of stock options. The Plan prohibits the repricing of stock options, or the exchange of a stock option at a time when the exercise price exceeds the fair market value of the shares (i.e., when the shares are “underwater”).

•	No discounted stock options. All stock options must have an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•
Double trigger for accelerated vesting.  Unvested awards will become exercisable or vest in connection with a change in control only if the participant experiences an involuntary termination within 365 days following the change in control event or the acquiring company does not either assume the outstanding award or replace the outstanding award with an equivalently-valued award.

•	Limit on awards to any one individual. The Plan imposes a maximum number of shares that may be granted to any one individual.

Federal Income Tax Consequences

The following discussion provides a general overview of the federal tax consequences that apply to non-qualified stock options, incentive stock options and restricted stock awards, as of the date of this Proxy Statement.

Non-qualified Stock Options.  Under current federal tax law, the non-qualified stock options granted under the 2015 Equity Incentive Plan will not result in any taxable income to the optionee or any tax deduction to Anchor at the time of grant.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is taxable to the optionee as compensation income and is generally deductible by Anchor.  The optionee’s tax basis for the shares is the market value of the shares at the time of exercise.  Upon a sale of the shares, the optionee will recognize a capital gain (or loss) to the extent of any appreciation (or loss) in value of the shares from the date of exercise to the date of sale, and any such gain (or loss) will qualify as long-term capital gain (or loss) if the applicable capital gain holding period is satisfied.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the 2015 Equity Incentive Plan will result in any federal tax consequences to either the optionee or Anchor, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and Anchor will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable capital gains holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option.  The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

Restricted Stock Awards.  Recipients of restricted shares granted under the 2015 Equity Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, or in the case of share units, at the time shares of Anchor common stock are transferred to the awardee, in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder of restricted stock (but not share units) may elect to recognize ordinary income on the date of the grant of the restricted stock in an amount equal to the fair market value of the shares on the grant date.  Upon a subsequent sale of the shares, the holder of restricted stock will recognize capital gain or loss based on the difference between the amount received and the amount previously recognized as ordinary income.  If an award agreement provides that an owner of restricted stock is entitled to receive dividends, then recipients of shares granted under the Plan will also recognize ordinary income equal to their dividend payments when these payments are received.

Proposed Awards Under the Plan

No awards have been proposed under the 2015 Equity Incentive Plan as of the date of this Proxy Statement.

Equity Compensation Plan Information

As of June 30, 2015, we did not have any compensation plans under which shares of Anchor common stock were issued.

Voting Recommendation

The Board of Directors recommends that shareholders vote “FOR” the adoption of the Anchor Bancorp 2015 Equity Incentive Plan.

AUDIT COMMITTEE MATTERS

Audit Committee Charter

The Audit Committee operates pursuant to a charter approved by our Board of Directors.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring our financial accounting and reporting, the system of internal controls established by management and the audit process.  The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit committee to the independent auditor, the internal audit department and management of Anchor Bancorp.

The Audit Committee of the Anchor Bancorp Board of Directors reports as follows with respect to Anchor Bancorp’s audited financial statements for the fiscal year ended June 30, 2015:

•	The Audit Committee has reviewed and discussed the 2015 audited financial statements with management;

•
The Audit Committee has discussed with the independent auditor, Moss Adams LLP, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	The Audit Committee has received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding

•	the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor its independence from Anchor Bancorp; and

•
The Audit Committee has, based on its review and discussions with management of the 2015 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that Anchor Bancorp’s audited financial statements for the year ended June 30, 2015 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:

Douglas A. Kay (Chairman)
George W. Donovan
Robert D. Ruecker

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed Moss Adams LLP as Anchor Bancorp’s independent auditor for the year ending June 30, 2016 and that appointment is being submitted to shareholders for ratification. In the event the appointment is not ratified by shareholders, it is anticipated that no change in auditors would be made for the current year because of the difficulty and expense of making any change so long after the beginning of the current year, but that vote would be considered in connection with the auditor’s appointment for the year ending June 30, 2017.  Moss Adams LLP served as our independent accounting firm for the year ended June 30, 2015, and a representative of the firm is expected to attend the meeting, respond to appropriate questions and, if the representative desires, which is not now anticipated, make a statement.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ended June 30, 2016.

The following table sets forth the aggregate fees billed to Anchor Bancorp and Anchor Bank by Moss Adams LLP for professional services rendered for the fiscal years ended June 30, 2015 and 2014.

	Year Ended
	June 30,
	2015	2014
Audit Fees	$146,175	$143,000
Audit-Related Fees	41,463	38,069
Tax Fees	21,650	20,295
Total	$209,288	$201,364

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter.  In considering non-audit services, the Audit Committee will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  All of the services provided by Moss Adams LLP in the year ended June 30, 2015 were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of Anchor Bancorp’s common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Directors, executive officers and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  The SEC has established filing deadlines for these reports and we are required to disclose in this proxy statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended June 30, 2015, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  We have engaged Regan & Associates, Inc. to assist in the distribution and solicitation of proxies for a fee of $8,000 (including out-of-pocket expenses).  Regan & Associates, Inc. will assist with delivery of proxy materials and will solicit proxies from both street name and registered shareholders.  Our directors, officers and employees may also supplement the proxy solicitor’s solicitation of proxies personally, electronically or by telephone without additional compensation.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Our annual report to shareholders, including the Annual Report on Form 10-K, has been mailed to all shareholders of record as of the close of business on the record date.  Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary, Anchor Bancorp, 601 Woodland Square Loop SE, Lacey, Washington 98503.  The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual meeting of shareholders must be received at the executive office at 601 Woodland Square Loop SE, Lacey, Washington 98503, no later than May 14, 2016.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by September 21, 2015.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business and residential addresses and number of shares of common stock held, a written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/JANICE SEPULVEDA

JANICE SEPULVEDA
CORPORATE SECRETARY

Lacey, Washington
September 11, 2015

Appendix A

Anchor Bancorp
2015 Equity Incentive Plan

ARTICLE I
ESTABLISHMENT, PURPOSE AND  DURATION

Section 1.1                                Establishment of the Plan.

Anchor Bancorp (the “Company”) hereby establishes an incentive compensation plan to be known as the “Anchor Bancorp 2015 Equity Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the granting of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock and Restricted Stock Units.

The Plan was originally adopted effective as of August 17, 2015 by the Board, and became effective on ___________________, 2015 (the “Effective Date”), the date the Plan was approved by the Company’s shareholders.

Section 1.2                                Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth and profitability of Anchor Bancorp, to provide Plan Participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide Plan Participants with incentives that are closely linked to the interests of all shareholders of Anchor Bancorp.  The Plan is not intended to expose the Company to imprudent risks.

Section 1.3                                Duration of the Plan.

Subject to approval by the shareholders of the Company, the Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Article VIII herein.  However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.  Nor may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the date the Plan was adopted by the Board.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f), respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, or a Restricted Stock Award.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Incentive Stock Option or Non-Qualified Stock Option (the “Option”) granted to such Participant that are exercisable, following the Participant’s death.

Board means the Board of Directors of Anchor Bancorp and any successor thereto.

Change in Control means any of the following events:

(a) any third Person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, that becomes the beneficial owner of Shares with respect to which 25 percent or more of the total number of votes that may be cast for the election of the Board (other than a tax-qualified plan of the Company or its Affiliate);

(b) consummation of a plan of reorganization, merger, acquisition, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity;

(c) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election(s), or combination of the foregoing, the individuals who were members of the Board of Directors on the date of adoption of this Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s shareholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or

(d) a tender offer or exchange offer for 25 percent or more of the total outstanding Shares is completed (other than such an offer by the Company).

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means Anchor Bancorp, a Washington corporation, and any successor thereto.

Director means any individual who is a member of the Board or the board of directors of an Affiliate or an advisory or emeritus director of the Company or an Affiliate who is not currently an Employee.

Disability means a total and permanent disability, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

Employee means a full-time or part-time employee of the Company or an Affiliate.  Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under the Plan.

Effective Date means the date on which the Plan is approved by the shareholders of Anchor Bancorp.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.  If the Fair Market Value (as defined below) for Exercise Price purposes is determined to be less than fair market value of the underlying Shares as determined under Section 409A (the “Section 409A Fair Market Value”), then the Exercise Price shall automatically adjust to be the Section 409A Fair Market Value.  The Committee may take such actions as it determines necessary to carry out the preceding sentence.

Fair Market Value means, with respect to a Share on a specified date:

(a) If the Shares are listed on any U.S. national securities exchange registered under the Exchange Act (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

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(b) If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c) In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

In no event shall the Fair Market Value for Exercise Price purposes be less than Fair Market Value of the underlying Shares as determined under Section 409A.

Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, registered domestic partner (as determined under state law), sibling, niece, nephew, mother-in-law, father in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

Federal Reserve Board means the Board of Governors of the Federal Reserve System.

Incentive Stock Option means a right to purchase Shares that is granted to an Employee that is designated by the Committee to be an Incentive Stock Option and that satisfies the requirements of Section 422 of the Code.

Incumbent Board means the members of the Board on the date of adoption of this Plan.

Involuntary Separation from Service means an “involuntary separation from service” within the meaning of United States Treasury Regulations Section 1.409A-1(n), which shall include a voluntary separation from service for good reason as defined therein.

Non-Qualified Stock Option means a right to purchase Shares that is not an Incentive Stock Option.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any Employee or Director who is selected by the Committee to receive an Award.

Period of Restriction means the period during which the entitlement of a Participant under a Restricted Stock Award is limited in some way or subject to forfeiture, in whole or in part, based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means this Anchor Bancorp 2015 Equity Incentive Plan, as amended from time to time.

Restricted Stock means an award of Shares granted subject to a Period of Restriction pursuant to Article VI.

Restricted Stock Award means an award of Restricted Stock or Restricted Stock Units pursuant to Article VI.

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Restricted Stock Units means an Award denominated in units subject to a Period of Restriction granted pursuant to Article VI.

Retirement means, subject to the terms of an Award, (i) in the case of an Employee, the termination of a Participant’s employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained age 65, and (ii) with respect to non-employee Directors, the termination of Service as a Director of the Company and its Affiliates or any successors thereto after reaching normal retirement age as established by the Company, other than a Termination for Cause.

Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a Director or Employee of the Company or any Affiliate.

Share means a share of common stock, par value $.01 per share, of Anchor Bancorp.

Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on a Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means the date or dates on which the grant of an Option is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable (i.e., at the end of a Period of Restriction).

ARTICLE III
AVAILABLE SHARES

Section 3.1                                Shares Available Under the Plan.

Subject to adjustment under Article VIII, the aggregate number of Shares representing Awards shall not exceed 193,800 Shares.  The maximum number of shares that may be issued pursuant to Awards to any one individual or group shall be limited as follows:

(a)           the total number of shares issued pursuant to Awards to non-Employee Directors in the aggregate shall be limited to 30 percent of the number of Shares indicated above;

(b)           the total number of shares issued pursuant to Awards to any one non-Employee Director shall be limited to five percent of the number of Shares indicated above; and

(c)           the total number of shares issued pursuant to Awards to any Employee shall be limited to 25 percent of the number of Shares indicated above.

Section 3.2                                Shares Available for Options.

Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Options may be granted under the Plan shall be 193,800 Shares.   Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 193,800 Shares.

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Section 3.3                                Shares Available for Restricted Stock Awards.

The Shares with respect to which Restricted Stock Awards may be made under the Plan may be either authorized and unissued Shares, or previously issued Shares that have been reacquired by the Company (subject to any required regulatory approvals).

Section 3.4                                Additional Regulatory Restriction.

As of the Effective Date, the following additional regulatory restriction shall apply:

Executive officers and Directors must exercise or forfeit any Options awarded to them in the event the Company becomes critically undercapitalized under the applicable regulatory capital requirements, is subject to an enforcement action, or receives a capital directive under Federal Reserve Board regulation section 263.83 (12 C.F.R. 263.83), or if directed to so do by the Federal Reserve Board, the Company’s primary regulator.

Section 3.5                                Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to this Plan only if actually issued upon the exercise of an Option or in connection with the vesting of a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under this Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

ARTICLE IV
ADMINISTRATION

Section 4.1                                Committee.

(a)           This Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or a successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director,” and shall satisfy any other membership requirements, under the corporate governance rules and regulations imposing independence and other membership standards on committees performing similar functions promulgated by any National  Exchange or quotation system on which the Shares are listed.

(b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2                                Committee Powers.

Subject to the terms and conditions of this Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan.  The Committee shall have full power except as limited by law or by the charter or by-laws of the Company or by resolutions adopted by the Board, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article VIII herein) to amend or otherwise modify the Plan or the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan and, if the Award is subject to Section 409A, does not cause the Plan or the

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Award to violate Section 409A.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.  As permitted by law, rule, or regulation, the Committee may delegate its authorities as identified hereunder.  All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V

STOCK OPTIONS

Section 5.1                                Grant of Options.

(a)           Subject to the limitations of this Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option at the time of grant and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.

(b)           Any Option granted shall be evidenced by an Award Agreement which shall:

(i)                    specify the number of Shares covered by the Option;

(ii)                   specify the Exercise Price;

(iii)                  specify the Exercise Period;

(iv)                   specify the Vesting Date; and

(v)    contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.  No Option terms shall be permitted that would cause the Option to be subject to Section 409A.

Section 5.2                                Size of Option.

Subject to the restrictions of this Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3                                Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4                                Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)    the date specified by the Committee in the Award Agreement;

(b)    unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

(c)    unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death, Disability or Retirement;

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(d)    as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)    the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5           Vesting Date.

(a)           Subject to any restrictions set forth in this Plan, the Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)    if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration;

(ii)           if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)   if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service other than a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Option Award shall be accelerated to the date of the Participant’s Involuntary Separation from Service.  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Option Award or replace the outstanding Option Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Option Award on the date of the Change in Control, then the Vesting Date of such outstanding Option Award shall be accelerated to the earliest date of the Change in Control.

Section 5.6            Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)    Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the Option is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

(b)     Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(c)    The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.

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(d)    Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7          Method of Exercise.

(a)           Subject to the limitations of this Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i)   giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)         delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)        satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           The Exercise Price of the Shares to be purchased upon exercise of any Option shall be paid in full:

(i)   in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)         if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)       if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv)        by any combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause the Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8          Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under this Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member; and provided further, than an Incentive Stock Option may be transferred to a trust if, under Section 671 of the Code and applicable state

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law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held by the trust. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under this Plan prior to:

(i)            the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which the Shares may then be listed or traded; or

(ii)   the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

(d)           No Option may be held in a margin account of the Option Holder.

Section 5.9             Prohibition Against Option Repricing.

Except as provided in Section 8.3 of this Plan and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to this Plan to amend or modify the Exercise Price of any such Option(including by cash buyouts, option exchanges, and certain voluntary surrender of underwater options where Shares surrendered may subsequently be re-granted), or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1           In General.

(a)           Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i)   the number of Shares of Restricted Stock or Restricted Stock Units covered by the Restricted Stock Award;

(ii)         the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Restricted Stock or Restricted Stock Units;

(iii)        the date of grant of the Restricted Stock Award;

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(iv)         the Period of Restriction for the Restricted Stock Award and the performance conditions, if any, which must be satisfied in order for the Period of Restriction to end and the Vesting Date to occur;

(v)          as to Awards of Restricted Stock, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(i)          as to Awards of Restricted Stock Units, the rights of the Participant with respect to attributes of the Restricted Stock Units which are the equivalent of dividends and other rights and preferences associated with such Shares and the circumstances pursuant to which Restricted Stock Units shall be converted to Shares.

Restricted Stock Awards may contain such other terms and conditions not inconsistent with this Plan as the Committee may, in its discretion, prescribe.

Restricted Stock Units shall be settled (paid) at such time as is specified in the Restricted Stock Unit Award.  Unless otherwise specified in the Award, when and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares or a combination thereof, as determined by the Committee in its sole discretion.

As to Awards awarding Restricted Stock Units, the terms of the Award shall either result in the Restricted Stock Units not being subject to Section 409A or, if the Restricted Stock Units are subject to Section 409A, include terms that cause the Restricted Stock Units to comply with Section 409A.

 (b)           All Awards of Restricted Stock shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between Anchor Bancorp and [Name of Participant] dated [Award Date] made pursuant to the terms of the Anchor Bancorp 2015 Equity Incentive Plan, copies of which are on file at the executive offices of Anchor Bancorp and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically addressed herein.

Section 6.2               Vesting Date.

(a)           The Period of Restriction and Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

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(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)            if the Participant terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Shares shall be forfeited without consideration;

(ii)           if the Participant terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii)         if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service other than a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Restricted Stock Award shall be accelerated to the date of the Participant’s Involuntary Separation from Service.  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Restricted Stock Award or replace the outstanding Restricted Stock Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Restricted Stock Award on the date of the Change in Control, then the Vesting Date of such outstanding Restricted Stock Award shall be accelerated to the earliest date of the Change in Control.

Section 6.3            Dividend Rights.

Unless otherwise specified in the Award Agreement:

(a)           During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(b)           Participants shall have no rights to dividends or other distributions paid on the Shares underlying Restricted Stock Units other than dividends and distributions with a record date on or after the date on which the Shares are issued to the Participant.  The Committee may provide for dividend equivalent units in the Participant’s Restricted Stock Unit Award agreement.

Section 6.4            Voting Rights.

 (a)           Unless otherwise specified in the Award Agreement, a Participant who is awarded Shares of Restricted Stock hereunder may exercise full voting rights with respect to those Shares, including during the Period of Restriction.

(b)           A Participant shall have no voting rights with respect to the Shares underlying Restricted Stock Units unless and until such Shares are issued to the Participant in settlement of the Restricted Stock Units.

Section 6.5            Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Restricted Stock or Shares distributed in satisfaction of any unvested Restricted Stock Units that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

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Section 6.6            Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under this Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VII
ADDITIONAL TAX PROVISION

The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s federal employment obligation under the Federal Insurance Contributions Act, or FICA) required by law (without obligation to optimize tax results for the Participant) to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE VIII
AMENDMENT AND TERMINATION

Section 8.1             Termination

The Board may suspend or terminate this Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, this Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under this Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 8.2             Amendment.

The Board may amend or revise this Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any National Exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of this Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.  No amendment to this Plan shall, without the Participant’s consent, reduce or diminish the value of any outstanding Award determined as if the Award had been exercised, vested or otherwise settled on the date of such amendment (the per share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award), unless otherwise stated in the terms of the applicable Award Agreement or necessary to comply with a regulatory requirement.

Section 8.3             Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution

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or enlargement of the rights of Participants under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(a)           the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(b)           the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(c)           the Exercise Price of Options.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE IX
MISCELLANEOUS

Section 9.1               Status as an Employee Benefit Plan

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. This Plan shall be construed and administered so as to effectuate this intent.

Section 9.2               No Right to Continued Service.

Neither the establishment of this Plan nor any provisions of this Plan nor any action of the Board or Committee with respect to this Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a Director or an Employee.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though this Plan had not been adopted.

Section 9.3               Construction of Language.

Whenever appropriate in this Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 9.4               Severability.

In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 9.5               Governing Law.

This Plan shall be construed, administered and enforced according to the laws of the State of Washington without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself,

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and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 9.6              Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of this Plan, the text shall control.

Section 9.7              Non-Alienation of Benefits.

The right to receive a benefit under this Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 9.8              Notices.

Any communication required or permitted to be given under this Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

Anchor Bancorp
601 Woodland Square Loop, SE
Lacey, Washington 98530
              Attention:  Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.

Section 9.9              Approval of Shareholders.

This Plan shall be subject to approval by the Company’s shareholders within twelve  months after the date the Board adopts the Plan.

Section 9.10            Clawback.

All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

Section 9.11            Compliance with Section 409A.

It is intended that the payments and benefits provided under this Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A.  This Plan and all Award Agreements shall be construed in a manner that effects such intent.  Nevertheless, the tax treatment of the benefits provided under this Plan or any Award is not warranted or guaranteed.  Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in their individual capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.  With respect to any amount payable under an Award that constitutes a deferral of compensation within the meaning of Section 409A, the Plan is intended to comply with Section 409A, and the Plan shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under Section 409A

14

that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A, or at such other time that complies with Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, if the amount is subject to a deferral election by the Participant, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A.  If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant's “separation from service” (as defined under Section 409A) other than due to death, and the Participant is a “specified employee” (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant’s “separation from service” except as permitted under Section 409A.

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REVOCABLE PROXY
ANCHOR BANCORP

ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 21, 2015

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Anchor Bancorp with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Anchor Bancorp which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the Lacey Community Center, located at 6729 Pacific Avenue SE, Lacey, Washington, on Wednesday, October 21, 2015, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.

		FOR	WITHHELD

1.	The election as director of the nominees listed below (except as marked to the contrary below).	[ ]	[ ]

Douglas A. Kay
George W. Donovan
Terri L. Degner

INSTRUCTIONS: To withhold your vote for any individual nominee, write the nominee's name on the line below.

		FOR	AGAINST	ABSTAIN

2.	Advisory (non-binding) approval of the compensation of Anchor Bancorp’s named executive officers.	[ ]	[ ]	[ ]

3.	Approval of the 2015 Equity Incentive Plan	[ ]	[ ]	[ ]

4.	The ratification of the appointment of Moss Adams LLP as the
	independent auditor for the year ending June 30, 2016.	[ ]	[ ]	[ ]

5.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for all proposals.  If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of Anchor Bancorp at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Anchor Bancorp prior to the execution of this proxy of the notice of annual meeting of shareholders, a proxy statement for the annual meeting of shareholders, and the 2015 Annual Report to Shareholders.

Dated: _________________________, 2015

____________________________________	____________________________________
PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

____________________________________	____________________________________
SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete, date, sign and mail this proxy card promptly in the enclosed postage-prepaid envelope.